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                                                                    EXHIBIT 99.1

                   NOT TO BE USED BY BENEFICIAL STOCKHOLDERS
                    (EXCEPT TO MAKE OPTIONAL CASH PAYMENTS)
                     SEE PROSPECTUS, QUESTIONS 5, 6 AND 8

                                                          Authorization Form for
                                                             Redwood Trust, Inc.
                                                       Dividend Reinvestment and
                                                             Stock Purchase Plan
                                                             -------------------
                                           This form, when completed and signed,
                                                            should be mailed to:
                                                               Mellon Bank, N.A.
                                            c/o ChaseMellon Shareholder Services
                                       P.O. Box 3339, South Hackensack, NJ 07606

IS THIS ACCOUNT FOR AN EXISTING STOCKHOLDER? Yes[ ] No[ ]
                                                ---   ---
================================================================================
1. ACCOUNT REGISTRATION
   Complete only one of the following four registration types, A, B, C or D:
   Print clearly in CAPITAL LETTERS.
   A. Individual or Joint Account
      OWNER'S NAME:_____________________________________________________________
      OWNER'S SOCIAL SECURITY NO.                 OWNER'S DATE OF BIRTH
      (used for tax reporting)                    Month  Day    Year
      [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]               [ ][ ]/[ ][ ]/[ ][ ]
      --------- ------ ------------               ------ ------ ------
      JOINT OWNER'S NAME:_______________________________________________________
      JOINT OWNER'S SOCIAL SECURITY NO.           THE ACCOUNT WILL BE REGISTERED
      (used for tax reporting)                    "JOINT TENANTS WITH RIGHTS OF
      [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]               SURVIVORSHIP" UNLESS YOU CHECK
      --------- ------ ------------               A BOX:
                                                  [ ] Tenants in common
                                                  ---
                                                  [ ] Tenants by entirety
                                                  ---
                                                  [ ] Community property
                                                  ---

  B. Gift Transfer to a Minor (UGMA/UTMA)
     CUSTODIAN'S NAME:__________________________________________________________
     MINOR'S NAME:______________________________________________________________
     MINOR'S SOCIAL SECURITY NO.           MINOR'S DATE OF BIRTH         DONOR'S
             (REQUIRED)                    [ ][ ]/[ ][ ]/[ ][ ]          STATE
     [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]         ------ ------ ------          [ ][ ]
     --------- ------ ------------                                       ------

  C. Trust (Please check only one of the trustee types)
     [ ] Person as trustee  [ ] Organization as trustee
     ---                    ---
     TRUSTEE: INDIVIDUAL OR ORGANIZATION NAME:__________________________________
     AND CO-TRUSTEE'S NAME, IF APPLICABLE:______________________________________
     NAME OF TRUST:_____________________________________________________________
     FOR THE BENEFIT OF:________________________________________________________
     TRUST TAXPAYER I.D. NO.: [ ][ ]-[ ][ ][ ][ ][ ][ ][ ]
                              ------ ---------------------
     TRUST DATE: [ ][ ]/[ ][ ]/[ ][ ]                      DONOR'S STATE: [ ][ ]
                 ------ ------ ------                                     ------

  D. Organization or Business Entity (check one): [ ] CORPORATION
                                                  ---
                                                  [ ] PARTNERSHIP
                                                  ---
                                                  [ ] OTHER
                                                  ---
     NAME OF ENTITY:____________________________________________________________
     TRUST TAXPAYER I.D. NO.: [ ][ ]-[ ][ ][ ][ ][ ][ ][ ]
                              ------ ---------------------
================================================================================
  E. ADDRESS
     ___________________________________________________________________________
     Street Address (including apartment or box number)
     ___________________________________________________________________________
     City                                             State              Zip
     Home phone:           Work Phone:
     (   )   -             (   )   -
      --- --- ----          --- --- ----
     For mailing address outside the United States:
     ___________________________________________________________________________
     County of Residence            Province              Routing or Postal Code
     I hereby appoint Mellon Bank, N.A. (the "Plan Administrator"), or its successor as appointed by Redwood Trust, Inc. (the "Company"), as my agent, subject to the terms and conditions of the Company's Dividend Reinvestment and Stock Purchase Plan (the "Plan"). I wish to participate in the Plan as directed below.


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3.   OPTIONAL CASH PURCHASE (Make checks payable to Mellon Bank, N.A.)
     [ ]  As a CURRENT registered stockholder I wish to make an optional cash
          payment. Enclosed is my check or money order for $     . (Minimum $500
          with the maximum not to exceed $5,000 per month, except by seeking the Company's permission for a higher investment through the separate submission of the Request for Waiver Form.)

     [ ] As a NEW Investor (or a current Beneficial Stockholder) I wish to enroll in the Plan by making an optional cash payment. Enclosed is my
          check or money order for $        . (Investment must be at least $500
          not to exceed $5,000, except by seeking the Company's permission for a higher investment through the separate submission of the Request for Waiver Form.)

     YOU MUST ALSO COMPLETE SECTIONS 1, 2, 4 AND 6.

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4.   REINVESTMENT OPTIONS

     [ ]  NO REINVESTMENT

     Please enroll my shares in The Plan as indicated below.

     [ ]  FULL DIVIDEND REINVESTMENT -

               Please apply dividends on all shares of the Company's Stock registered in my name, held in my Plan account, or acquired with optional cash payments to the purchase of additional shares of the Company's common stock.

     [ ]  PARTIAL DIVIDEND REINVESTMENT -

               Please apply the dividends on       shares of the Company's
               Stock registered in my name, held in my Plan account, or acquired with optional cash payments to the purchase of additional shares of the Company's common stock.

     UNLESS OTHERWISE SPECIFIED, ALL SHARES REGISTERED IN YOUR NAME WILL BE ENROLLED IN THE FULL DIVIDEND REINVESTMENT PROGRAM.

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5.   SAFEKEEPING

     COMMON STOCK CERTIFICATES DEPOSITED FOR SAFEKEEPING IN YOUR ACCOUNT MUST BE IN THE SAME REGISTRATION AS YOUR PLAN ACCOUNT.

     [ ]  Please accept the enclosed certificate(s) for safekeeping. Enclosed
          are        share certificates.

     THE ENCLOSED CERTIFICATES SHOULD BE SENT BY CERTIFIED or REGISTERED MAIL WITH RETURN RECEIPT REQUESTED.

     CERTIFICATE NUMBER   NO. OF SHARES     CERTIFICATE NUMBER   NO. OF SHARES

     -------------------  -------------     -------------------  -------------

     -------------------  -------------     -------------------  -------------

     -------------------  -------------     -------------------  -------------

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6.   ACCOUNT AUTHORIZATION SIGNATURE AND DATE (REQUIRED); SELECT ONE:
                                                          ==========
     [ ]  REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (SUBSTITUTE FORM W-9)

     I am a citizen or a resident alien. I certify, under penalties of perjury, that (1) the taxpayer identification number in Section 1 is correct (or I am waiting for a number to be issued to me) and (CROSS OUT THE FOLLOWING IF NOT TRUE) (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

     [ ]  CERTIFICATE OF FOREIGN STATUS (SUBSTITUTE FORM W-8)

     I am an exempt foreign citizen. I certify, under penalties of perjury, that for dividends, I am not a U.S. citizen or resident alien (or I am filing for a foreign corporation, partnership, estate, or trust) and I am an exempt foreign person. I have entered in Section 2 of this enrollment form the country where I reside permanently for income-tax purposes.

     [ ]  FOR ORGANIZATIONS AND BUSINESS ENTITIES EXEMPT FROM BACKUP
          WITHHOLDING

     I qualify for exemption and my account will not be subject to tax reporting and backup withholding.

MY/OUR SIGNATURE(S) BELOW INDICATES I/WE HAVE READ THE COMPANY'S DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN AS SET FORTH IN THE ACCOMPANYING PROSPECTUS, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, AND I/WE AGREE TO THE TERMS THEREIN AND HEREIN.

-------------------------------------        ---------------------------------
SIGNATURE OF OWNER                           DATE (MONTH, DATE, YEAR)

-------------------------------------        ---------------------------------
SIGNATURE OF JOINT OWNER                     DATE (MONTH, DATE, YEAR)

THIS FORM WILL NOT BE PROCESSED UNLESS AT LEAST SECTIONS 1, 2, 4 & 6 ARE COMPLETED.